UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 23, 2009

PENN NATIONAL GAMING, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, Pennsylvania		19610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 373-2400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.

Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”), entered into the Second Amendment to Credit Agreement, dated as of September 23, 2009 (the “Second Amendment”), among the Company, certain of its subsidiaries, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Banc of America Securities LLC and RBS Securities Inc., as co-lead arrangers and co-book running managers, Wells Fargo Bank, National Association and Bank of America, N.A., as syndication agents, the lenders party thereto, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and Collateral Agent under the Credit Agreement (as defined below), Wachovia Bank National Association, as L/C Lender under the Credit Agreement.  The Second Amendment modifies the Credit Agreement, dated as of October 3, 2005 (the “Credit Agreement”), among the Company, the subsidiary guarantors party thereto, the lenders party thereto, the L/C Lenders party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as joint lead arrangers and joint bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as co-syndication agents, Deutsche Bank Trust Company Americas, as swingline lender, administrative agent and collateral agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as co-documentation agents.

The Second Amendment amends the Credit Agreement to, among other things: (1) extend the maturity date of $365,600,000 of revolving commitments from October 3, 2010 to July 3, 2012 under a new tranche B revolving facility (which tranche B revolving facility will contain pricing 150 basis points higher than the Company’s existing revolving facility); (2) provide for additional revolving commitments under the tranche B revolving facility of $275,000,000; (3) permit the Company to purchase, redeem or acquire up to $200,000,000 of its equity interests, including its common stock, minus certain debt repurchases made when the Company is not in compliance with specified financial ratio tests; (4) permit the Company to make debt repurchases (a) in amounts up to $200,000,000 minus equity repurchases or (b) without limitation subject to compliance with financial ratio tests; (5) enable the Company to add additional term and revolving loan commitments up to a maximum of $700,000,000, with the amount of additional revolving commitments capped at $200,000,000 (in each case exclusive of commitments which replace existing facilities and commitments  under the tranche B revolving facility as part of the Second Amendment); any such commitments will be subject to the agreement of lenders to provide such commitments with other conditions provided for in the Second Amendment; (6) replace the maximum consolidated senior leverage ratio covenant with a maximum consolidated senior secured leverage ratio covenant and make other changes to financial covenants and related definitions; (7) permit the Company to make offers to lenders to purchase term loans at below par pursuant to procedures set forth in the Second Amendment (provided that there can be no assurance that the Company will make any offer to purchase term loans at a discount or that lenders will accept any such an offer if made); and (8) allow the Company to request additional maturity date extensions for term loans and revolving commitments, which extensions may include increased interest rates and fees.

After giving effect to the Second Amendment, the Company has $359,400,000 of revolving commitments expiring in October 2010 and $640,600,000 of revolving commitments expiring in July 2012.

Certain of the co-lead arrangers of the Second Amendment and certain lenders and agents under the Credit Agreement, and certain of their respective affiliates, have performed investment banking, commercial lending and advisory services for the Company and its affiliates, from time to time, for which they have received customary fees and expenses.  These parties may, from time to time, engage in transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

The description of the Second Amendment set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Second Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

ITEM 8.01.	Other Events.

On September 24, 2009, the Company issued a press release in connection with the entering into of the Second Amendment.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)                                 The following exhibits are filed with this report:

Exhibit Number	Description

10.1

Second Amendment to Credit Agreement, dated as of September 23, 2009, among Penn National Gaming, Inc., certain of its subsidiaries, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Banc of America Securities LLC and RBS Securities Inc., as co-lead arrangers and co-book running managers, Wells Fargo Bank, National Association and Bank of America, N.A., as syndication agents, the lenders party thereto, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and Collateral Agent under the Credit Agreement (as defined therein), and Wachovia Bank National Association, as L/C Lender under the Credit Agreement.

99.1	Press Release, dated September 24, 2009, issued by Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

Date: September 25, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Amendment to Credit Agreement, dated as of September 23, 2009, among Penn National Gaming, Inc., certain of its subsidiaries, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Banc of America Securities LLC and RBS Securities Inc., as co-lead arrangers and co-book running managers, Wells Fargo Bank, National Association and Bank of America, N.A., as syndication agents, the lenders party thereto, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and Collateral Agent under the Credit Agreement (as defined therein), and Wachovia Bank National Association, as L/C Lender under the Credit Agreement.

99.1	Press Release, dated September 24, 2009, issued by Penn National Gaming, Inc.